NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund
Nationwide BNY Mellon Dynamic U.S. Equity Income Fund (formerly, Nationwide BNY Mellon Disciplined Value Fund)
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide GQG US Quality Equity Fund
Nationwide Loomis All Cap Growth Fund
Nationwide Small Company Growth Fund
Nationwide WCM Focused Small Cap Fund

Supplement dated October 26, 2023
to the Prospectus dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective November 2, the Prospectus is amended as follows:

a.	The information under the heading “Selective Disclosure of Portfolio Holdings” on page 72 of the Prospectus is deleted in its entirety and replaced with the following:

Except for the Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund and Nationwide GQG US Quality Equity Fund, each Fund posts onto the internet site for the Trust (nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the U.S. Securities and Exchange Commission. The Nationwide Geneva Mid Cap Growth Fund, Nationwide Geneva Small Cap Growth Fund and Nationwide GQG US Quality Equity Fund report their portfolio holdings to the U.S. Securities and Exchange Commission up to 60 days after the end of each fiscal quarter for the Trust. A description of the Funds' policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE